OPPENHEIMER GOLD & SPECIAL MINERALS FUND
              Supplement dated August 1, 1997 to the
                Prospectus dated October 18, 1996

The Prospectus is changed as follows:

1.    This Prospectus Supplement replaces Prospectus Supplement dated
May 1, 1997.

2. The first footnote under the "Shareholder Transaction Expenses" table on page 3 is replaced with the following:

  (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge" on page 27) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares", below.

3. The fifth sentence in the sub-section captioned "Who Manages the Fund " in "A Brief Overview of the Fund " on page 5 is revised to read as follows:

  Effective July 18, 1997, the Fund's portfolio managers, who are employed by the Manager and are primarily responsible for the selection of the Fund's securities, are Frank Jennings and Shanquan Li.

4. The sub-section captioned "Portfolio Manager" in "How the Fund is Managed-The Manager and Its Affiliates" on page 18 is revised as follows:

  Effective July 18, 1997, the Fund's portfolio managers are Frank Jennings and Shanquan Li. Messrs. Jennings and Li are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Jennings also serves as an officer and portfolio manager of other Oppenheimer funds, prior to which he was a Managing Director of Global Equities at Mitchell Hutchins Asset Management Inc., a subsidiary of PaineWebber, Inc. Prior to joining the Manager, Mr. Li was a senior quantitative analyst in the Investment Management Policy Group of Brown Brothers Harriman. Prior to that, Mr. Li was a consultant for Acadian Asset Management, Inc.


5. The first and second sentences in "Class A Shares" under "Classes of Shares" on page 23 is replaced by the following:

  If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 27). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

6.   The following sentence is added to the end of  "Which
Class of Shares Should You Choose? - How Does It Affect Payments To My Broker?" on page 25:

  The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

7.   The sub-paragraphs  of the section "Buying Class A Shares
- Class A Contingent Deferred Sales Charge"on page 27 are deleted and replaced by the following:

       Purchases aggregating $1 million or more.

       Purchases by a retirement plan qualified under sections
  401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans");
  that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

       Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

        Purchases by a retirement plan qualified under section
401(a) if the retirement plan has total plan assets of $500,000 or more.

8.   The second paragraph of "Buying Class A Shares - Class A
Contingent Deferred Sales Charge" on page 27 is replaced by the following:

  The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement
  Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a
  calendar year basis. That commission will be paid only on
  those purchases that were not previously subject to a front-end sales charge
  and dealer commission.   No sales commission
  will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

9.   In the third paragraph of "Buying Class A Shares - Class
A Contingent Deferred Sales Charge" on page 27, the first sentence is replaced by the following:

  If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

10. Effective January 1, 1997, the second sentence in the section captioned "Special Arrangements with Dealers" on page 28 is deleted.

11.  The third sentence of the second paragraph of  "Reduced
Sales Charges for Class A Share Purchases - Right of Accumulation" on page 28 is replaced by the following:

  The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

12.  The seventh subparagraph under the section captioned
"Waivers of Class A Sales Charges - Waivers of Initial and
Contingent Deferred Sales Charges for Certain Purchasers" on page
29 is deleted and replaced with the following subparagraph:

       (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

13.  The section captioned "Waivers of Class A Sales Charges -
Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 30 is replaced by the following:

     The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

       involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder
  Account Rules and Policies," below);

         if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

        if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

       for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program.

       for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability
  (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic(1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue
  Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
  (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund
  (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

        for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

        for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

14. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 34:

  If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and Class C service fees and the asset-based sales charges to the dealer quarterly in lieu of paying the sales commissions and service fees advance at the time of purchase.


15. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 35 is replaced with the following and a new sub-section (6) is added as follows:

        distributions from OppenheimerFunds prototype
  401(k) plans and from certain Massachusetts Mutual Life
  Insurance Company prototype 401(k) plans . . . (6) for loans to participants or beneficiaries.

16. The following sub-paragraph is added at the end of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 35:

        Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

17. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned
"PhoneLink" on page 36:

  Shareholder Transactions by Fax.  Beginning May 30, 1997,
  requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included.
  Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests
  described in this Prospectus.
August 1, 1997                                         PS0410.009

             OPPENHEIMER GOLD & SPECIAL MINERALS FUND
              Supplement dated August 1, 1997 to the
    Statement of Additional Information dated October 18, 1996


The Statement of Additional Information is amended as follows:

1. The fifth biographical paragraph in the section "How the Fund is Managed " on page 21 for Diane Sobin is replaced with the following:

Frank Jennings, Vice President and Portfolio Manager
Vice President of the Manager and an officer of other Oppenhiemer
funds;  formerly   Managing Director of Global Equities at Mitchell
Hutchins Asset Management, Inc., a subsidiary of PaineWebber Inc.

Shanquan Li, Vice President and Portfolio Manager
Assistant Vice President of the Manager; formerly Senior
Quantitative Analyst in the Investment Management Group of Brown
Brothers Harriman, and a Consultant for Acadian Asset Management,
Inc.



August 1, 1997                                         PX0410.004